Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

JPMorgan Chase Bank, N.A.

383 Madison Avenue, 8th Floor

New York, New York 10179

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by JPMorgan Chase Bank, N.A. (as the engaging party) and J.P. Morgan Securities LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets which may be included in the issuance of asset-backed notes by Chase Auto Owner Trust 2025-1 (the “Transaction”). JPMorgan Chase Bank, N.A. (“J.P. Morgan Chase”, the “Company” or “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 350 auto retail installment sale contracts (“Loans”), which the Specified Parties instructed us to select randomly from the pool of Loans which the Company represented were to be included in the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017
T: (213) 356-6000, F: (813) 637-4444, www.pwc.com/us

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•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by J.P. Morgan Chase; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of Loans based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction. The procedures performed and results thereof are described below.

The following definitions were adopted in presenting our procedures and findings:

●	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

●	The phrase “Cut-off Date” refers to February 14, 2025.

●	The phrase "Loan Listing" refers to a listing of Loans provided to PwC, which management of the Company has represented as containing all Loans to be included in the Transaction.

●	The phrase “Sample Loans” refers to a sample of 350 Loans which were randomly selected by PwC from the Loan Listing. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire pool of Loans to be included in the Transaction based on the sample size and results of the procedures performed.

●	An Excel data file containing certain data fields for the Sample Loans as of the Cut-off Date (the “Loan Data Tape”).

•	The phrase “Maturity Date Calculation Methodology” refers to methodology provided by the Company to calculate the value for maturity date at origination indicated in the Contract Files.

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The methodology is:

i.	If the Contract specifies the date of the final payment, the maturity date is the specified date of the final payment as shown on the Contract;

ii.	If the Contract does not specify the date of the final payment, the maturity date is the date that corresponds to the first payment date as shown on the Contract, plus the number of scheduled installment months specified on the Contract, minus 1 month.

I. Data, Information, and Documents Provided

J.P. Morgan Chase provided the following data, information, and documents related to the Sample Loans:

A.	Copies of, or access to, the following documents as applicable (the "Contract Files"):

1.	The retail installment sale contract with security interest clause and Truth-In-Lending disclosure statements signed by the obligor (the “Contract”),

2.	Any correction notices to the information contained in the Contract (the “Correction Notices”),

3.	Any Contract Modification Agreements completed by the parties to the Contract (the “Contract Modification Agreement”),

4.	Any Certificate of title, motor vehicle lien statement, application for title, title application affidavit, application for registration for motor vehicle, certificate of origin or manufacturer statement of origin for a vehicle (for overseas military contracts when the vehicle is delivered overseas), or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Documents”),

B.	Screenshots, or updates thereof, for the Sample Loans from the Company’s servicing platform (“System Screenshots”). We did not verify the authenticity of the System Screenshots that were provided by the Company.

C.	Screenshots for 36 Sample Loans (the “Pay Down Sample Loans”) from the Company’s servicing platform (“Payment Summary Screenshots”) which shows details related to the current principal balance and payments made on the loans.

PwC comparisons with respect to the Sample Loans were made using electronic versions of the original Contract Files.

II. Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans and reported any findings therefrom. For the purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding were deemed to be in agreement. In the event that a document is not clear, data is missing, or there is a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions in Exhibit I.

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A. For each Sample Loan, we observed the Contract and Title Documents, noting the absence of the Contract and Title Documents as exceptions.

B. For each Sample Loan, we observed the Truth-In-Lending disclosure statement on the Contract, noting the absence of a Truth-In-Lending disclosure as an exception.

C. If a Title Document is found in the Contract File, we observed that such document notes the security interest of the Company, noting the absence of the security interest as an exception.

D. For each Sample Loan, we compared or recalculated the following attributes as shown on the Loan Data Tape to (1) the Contract Files, (2) the System Screenshots, (3) Payment Summary Screenshots and/ or (4) Title Document as noted in the “Source” column in the table below:

#	Attribute	Source
1	Scheduled monthly payment[1]	Contract File & System Screenshot
2	Original interest rate[2]	Contract File & System Screenshot
3	Contract date	Contract File & System Screenshot
4	First pay date	Contract File & System Screenshot
5	Original maturity date[3]	Contract File & System Screenshot
6	Original loan amount[4]	Contract File & System Screenshot
7	Original loan term	Contract File & System Screenshot
8	Make	Contract File & System Screenshot
9	Vehicle year	Contract File & System Screenshot
10	Model type (new/used)[6]	Contract File & System Screenshot
11	Co-obligor (yes/no)	Contract File & System Screenshot
12	VIN	Contract File, Title Document, System Screenshot
13	Current interest rate	System Screenshot
14	Booked LTV[5]	System Screenshot

1 For Sample Loans that were observed to be in an extension period based on System Screenshots (no loans in the Sample Loans for this Transaction), the Scheduled monthly payment was observed to be $0 in the Data Tape. The Company instructed us not to perform a comparison of the Scheduled monthly payment attribute for this Sample Loan to the Contract File.

2 For “Original Interest Rate”, we utilized data in the Contract File in the following order of priority: First, “Base Rate”, second, “Sales Agreement” section, and third the “Annual Percentage Rate”.

3 Utilizing Maturity Date Calculation Methodology.

4 For "Original Loan Amount", we utilized data in the Contract File in the following order of priority: First, "Principal Amount", second, "Amount Financed", and third a recalculation as the sum of “Amount Financed” and “Total of All Prepaid Finance Charges”.

5 For Sample Loans where “Booked LTV” attribute is not shown on the System Screenshot, the “Booked LTV” attribute was recalculated as the quotient of Vehicle Value and Original Loan Amount, both as shown in the System Screenshot.

6 For Sample Loan #9, the contract was not clearly legible for “Model type (new/used)”, and the Data Tape recorded the loan as “Used”. As instructed by the Company, PwC performed an additional procedure where the mileage on the vehicle (as noted on the title) was observed to be over 6,000 miles.

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#	Attribute	Source
15	Vehicle Value	System Screenshot
16	Credit Score	System Screenshot
17	Obligor billing state	System Screenshot
18	Current balance	System Screenshot, and Payment Summary Screenshots as applicable for the Pay Down Sample Loans.
19	Remaining term	System Screenshot
20	Current maturity date	System Screenshot

As instructed by the Company, with respect to Characteristic 3, differences of thirty days or less were deemed to be in agreement.

As instructed by the Company, with respect to Characteristic 14, differences of 0.10% or less were deemed to be in agreement.

As instructed by the Company, with respect to Characteristic 15, differences of $1 or less were deemed to be in agreement.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

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Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

March 11, 2025

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Exhibit I

Sample Receivable	Procedure	Description	Comments
336	D10	Model type (new/used)	“New” on the Contract. “Used” on the Loan Data Tape and System Screenshots.

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